Exhibit 99.1

FOR IMMEDIATE RELEASE

MISSION PRODUCE® PLANS AHEAD FOR CONTINUED GLOBAL GROWTH; CELEBRATES LEGACY OF JUAN WIESNER, PRESIDENT OF CENTRAL & SOUTH AMERICA AHEAD OF RETIREMENT FROM COMPANY AND ANNOUNCES SUCCESSOR

Oxnard, Calif. – August 7, 2025 – Mission Produce, Inc. (NASDAQ: AVO) (“Mission” or “the Company”) a world leader in sourcing, producing, and distributing fresh Hass avocados, today announced that Juan Wiesner, Mission’s President of Central and South America, will retire from the Company effective November 1, 2025, following 14 years of dedicated leadership. As part of the Company’s strategic succession plan, Simón González, a 13-year Mission veteran, will be promoted to Senior Vice President, International Farming, upon Wiesner’s retirement from the Company.

During his tenure, Wiesner led the Company’s growth across Central and South America, playing a pivotal role in the development of Mission’s vertically integrated and international farming operations. Most notably, he launched and scaled Mission’s Peruvian operation and expanded the Company’s international footprint into Guatemala, strengthening Mission’s ability to meet global demand with a consistent, high-quality supply of the World’s Finest Avocados™.

“Juan has been an integral part of Mission Produce’s global growth,” said Steve Barnard, Chief Executive Officer, Mission Produce. “When the Company first established operations in Peru, he brought our vision of vertical integration to life with determination and a deep commitment to excellence.”

“As I step into the next phase of my career, I do so with deep gratitude for the journey I’ve had at Mission Produce,” said Wiesner. “When I joined Mission, vertical integration in Peru was only an idea– and today, I am proud to leave behind a thriving operation spanning more than 6,500 plantable hectares of avocados, mangos, and blueberries across Peru and Guatemala. I express my deep gratitude to Steve Barnard for his trust and support, to the Board of Directors, and to the exceptional team I’ve had the privilege of working with these past 14 years.”

As Mission looks to the future, leadership will pass to González, a trusted executive with deep roots in the organization. With more than 20 years of agribusiness experience, González holds an MBA from Emory University, a degree in Business Administration from Northeastern University, and a LEAD Program Certificate from Stanford University. He currently leads the Company’s post-harvest and packing operations and has been instrumental in executing key strategic initiatives across Peru and Guatemala. In his expanded role as Senior Vice President, International Farming, González will oversee agricultural production and packing operations for avocados, blueberries, and mangos in both countries.

“As we approach a new chapter of Mission’s long-term global growth strategy, the Company has been diligently preparing for this transition,” added Barnard. “With Simón’s deep expertise, proven leadership, and commitment to operational excellence, we are confident that he will continue to drive the Company’s international success and deliver on our strategic vision.”

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About Mission Produce, Inc.:

Mission Produce (Nasdaq: AVO) is a global leader in the worldwide fresh produce business, delivering fresh Hass avocados and mangos to retail, wholesale and foodservice customers in over 25 countries. Since 1983, Mission Produce has been sourcing, producing and distributing fresh Hass avocados, and today also markets mangos and grows blueberries as part of its diversified portfolio. The Company is vertically integrated and owns five state-of-the-art packing facilities across the U.S., Mexico, Peru, and Guatemala. With sourcing capabilities across 20+ premium growing regions, the company provides a year-round supply of premium fresh fruit. Mission’s global distribution network includes strategically positioned forward distribution centers across key markets throughout North America, China, Europe, and the UK, offering value-added services such as ripening, bagging, custom packing and logistical management. For more information, please visit www.missionproduce.com.

Forward-Looking Statements

Statements in this press release that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as “may”, “will”, “expect”, “intend”, “plan”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “goal” and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this press release address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: reliance on primarily one main product, limitations regarding the supply of fruit, either through purchasing or growing; fluctuations in the market price of fruit; increasing competition; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; establishment of sales channels and geographic markets; loss of one or more of our largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks, including climate change; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and our compliance with such laws; food safety events and recalls; failure to comply with laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with global conflicts; inability to accurately forecast future performance; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, and directors over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; risks related to restrictive covenants under our credit facility, which could affect our flexibility to fund ongoing operations, uses of capital and strategic initiatives, and, if we are unable to maintain compliance with such covenants, lead to significant challenges in meeting our liquidity requirements and acceleration of our debt; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission. You can obtain copies of our SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this press release are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.

Media

Jenna Aguilera

Marketing Content and Communications Manager

Mission Produce, Inc.

press@missionproduce.com

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